Merrill Lynch Index Funds, Inc.

                    Supplement dated April 11, 1997 to the
          Statement of Additional Information dated January 31, 1997


          The Merrill Lynch Index Funds, Inc. (the "Fund") will value portfolio holdings which trade on the NASDAQ national market system at the last sale price prior to the time of valuation.


Code # 19004-0197ALL